As filed with the Securities and Exchange Commission on May 10, 2010

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

OMNICARE, INC.

SEE TABLE OF SUBSIDIARY GUARANTOR REGISTRANTS IDENTIFIED BELOW

(Exact name of registrant as specified in its charter)

Delaware	16-0363470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1600 RiverCenter II

100 East RiverCenter Boulevard

Covington, Kentucky 41011

(859) 392-3300

(Address, including zip code, and telephone number, including area code, of each registrant’s principal executive offices)

Mark G. Kobasuk, Esq.

Vice President, General Counsel

Omnicare, Inc.

100 East RiverCenter Boulevard

Covington, Kentucky 41011

(859) 392-3300

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Morton A. Pierce, Esq.

Michelle B. Rutta, Esq.

Dewey & LeBoeuf LLP

1301 Avenue of the Americas

New York, New York 10019

(212) 259-8000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.    ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.    ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act:

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be registered/Proposed maximum offering price per unit/ Proposed maximum aggregate offering price (1)	Amount of registration fee (2)
Debt Securities
Guarantees of Debt Securities (3)
Common Stock, $1.00 par value
Preferred Stock, no par value per share
Warrants

(1)	An indeterminate amount of securities is being registered as may from time to time be issued at indeterminate prices. Separate consideration may or may not be received for securities that are issuable upon conversion of, or in exchange for, or upon exercise of, convertible or exchangeable securities.
(2)	In accordance with Rules 456(b) and 457(r), the registrant is deferring payment of the entire registration fee.
(3)	Guarantees of the payment of principal and interest on the Debt Securities may be provided by the subsidiaries of the registrant. No separate consideration will be received for such guarantees and, pursuant to Rule 457(n) of the Securities Act of 1933, no separate registration fee is payable for such guarantees.

ADDITIONAL SUBSIDIARY GUARANTOR REGISTRANTS

Exact Name of Registrant as Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
3096479 Delaware Company LLC	Delaware	26-2055448
Accu-Med Services of Washington LLC	Delaware	20-366592
Accu-Med Services, LLC	Delaware	31-1482519
Accumed, Inc.	New Hampshire	02-0449693
Advanced Care Scripts, Inc	Florida	43-2080503
Alacritas Biopharma, Inc.	California	77-0500467
Ambler Acquisition Company LLC	Delaware	20-0503558
AMC-New York, Inc.	Delaware	36-4091917
AMC-Tennessee, Inc.	Delaware	62-1696813
APS Acquisition LLC	Delaware	61-1401116
Arlington Acquisition I, Inc.	Delaware	33-1076602
ASCO Healthcare of New England Limited Partnership	Maryland	23-2763886
ASCO Healthcare of New England, LLC	Maryland	23-2762311
ASCO Healthcare, LLC	Maryland	52-0816305
Bach’s Pharmacy Services, LLC	Delaware	61-1346690
Badger Acquisition LLC	Delaware	52-2119866
Badger Acquisition of Brooksville LLC	Delaware	52-2119870
Badger Acquisition of Kentucky LLC	Delaware	52-2119911
Badger Acquisition of Minnesota LLC	Delaware	52-2119871
Badger Acquisition of Ohio LLC	Delaware	52-2119875
Badger Acquisition of Orlando LLC	Delaware	52-2119896
Badger Acquisition of Tampa LLC	Delaware	52-2119893
Badger Acquisition of Texas LLC	Delaware	52-2119915
Best Care HHC Acquisition Company LLC	Delaware	20-8402125
Best Care LTC Acquisition Company LLC	Delaware	20-8401946
Bio-Pharm International, Inc.	Delaware	23-2794725
BPNY Acquisition Corp.	Delaware	31-1563804
BPTX Acquisition Corp.	Delaware	31-1563806
Campo’s Medical Pharmacy, Inc.	Louisiana	72-1039948
Capitol Home Infusion, Inc.	Virginia	54-1744833
Care Card, Inc.	Maryland	52-1922239
Care Pharmaceutical Services, LP	Delaware	31-1399042
Care4 LP	Delaware	22-3245022
CHP Acquisition Corp.	Delaware	31-1483612
CIC Services LLC	Delaware	20-5858968
CIP Acquisition Corp.	Delaware	31-1486402
Clinimetrics Research Associates, Inc.	California	77-0272046
Compass Health Services, LLC	West Virginia	55-0730048
Compscript—Boca, LLC	Florida	65-0286244

Exact Name of Registrant as Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Compscript—Mobile, Inc.	Delaware	59-3248505
CompScript, LLC	Florida	65-0506539
Concord Pharmacy Services, Inc.	Pennsylvania	23-2710523
CP Acquisition Corp.	Oklahoma	61-1317566
CP Services LLC	Delaware	20-5858893
CTLP Acquisition LLC	Delaware	61-1318902
D & R Pharmaceutical Services, LLC	Kentucky	61-0955886
Dixon Pharmacy LLC	Illinois	36-2825587
Delco Apothecary, Inc.	Pennsylvania	23-2350209
DP Services LLC	Delaware	20-5859021
Encare of Massachusetts, LLC	Delaware	22-3398803
Enloe Drugs LLC	Delaware	31-1362346
Euro Bio-Pharm Clinical Services, Inc.	Delaware	23-2770328
Evergreen Pharmaceutical of California, Inc.	California	61-1321151
Evergreen Pharmaceutical, LLC	Washington	91-0883397
excelleRx, Inc.	Delaware	23-3068914
Geneva Sub, Inc.	Delaware	01-0736704
Hardardt Group, Inc., The	Delaware	22-3470357
Highland Wholesale, LLC	Ohio	32-0006739
HMIS, Inc.	Delaware	36-4124072
Home Care Pharmacy, LLC	Delaware	31-1255845
Home Pharmacy Services, LLC	Missouri	37-0978331
Horizon Medical Equipment and Supply, Inc.	West Virginia	55-0737885
Hytree Pharmacy, Inc.	Ohio	34-1090853
In-House Pharmacies, Inc.	California	33-0531266
Institutional Health Care Services, LLC	New Jersey	22-2750964
Interlock Pharmacy Systems, LLC	Missouri	43-0951332
JHC Acquisition LLC	Delaware	31-1494762
Langsam Health Services, LLC	Delaware	73-1391198
LCPS Acquisition, LLC	Delaware	61-1347084
Lobos Acquisition LLC	Delaware	86-1068024
Lobos Acquisition of Arizona, Inc.	Delaware	45-0518718
Lo-Med Prescription Services, LLC	Ohio	34-1396063
LPA Acquisition Company, LLC	Delaware	06-1695541
LPI Acquisition Corp.	Delaware	31-1501535
Main Street Pharmacy LLC	Maryland	52-1925761
Managed Healthcare, Inc.	Delaware	31-1450845
Management and Network Services, Inc.	Ohio	34-1819691
Med World Acquisition Corp.	Delaware	61-1322120
Medical Arts Health Care, Inc.	Georgia	58-1640672
Medical Services Consortium, Inc.	Florida	65-0357177
Medical Services Group, LLC	Maryland	52-1404049

Exact Name of Registrant as Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
MHHP Acquisition Company LLC	Delaware	20-0619598
MOSI Acquisition Corp.	Delaware	31-1528353
National Care for Seniors LLC	Ohio	34-1972917
NCIA Acquisition Company, LLC	Delaware	26-3094009
NCS Healthcare of Arizona, Inc.	Ohio	31-1573985
NCS Healthcare of Arkansas, Inc.	Ohio	31-1490517
NCS Healthcare of Connecticut, Inc.	Connecticut	06-1330453
NCS Healthcare of Florida, Inc.	Ohio	34-1843258
NCS Healthcare of Illinois, LLC	Illinois	37-1354510
NCS Healthcare of Indiana LLC	Delaware	34-1958652
NCS Healthcare of Indiana, Inc.	Indiana	35-1954599
NCS Healthcare of Iowa, LLC	Ohio	31-1509013
NCS Healthcare of Kansas, LLC	Ohio	34-1839712
NCS Healthcare of Kentucky, Inc.	Ohio	31-1521217
NCS Healthcare of Maryland, LLC	Ohio	31-1496240
NCS Healthcare of Massachusetts, Inc.	Ohio	31-1571275
NCS Healthcare of Michigan, Inc.	Ohio	34-1777940
NCS Healthcare of Minnesota, Inc.	Ohio	34-1866489
NCS Healthcare of Missouri, Inc.	Ohio	34-1855274
NCS Healthcare of Montana, Inc.	Ohio	34-1851710
NCS Healthcare of New Hampshire, Inc.	New Hampshire	02-0468190
NCS Healthcare of New Jersey, Inc.	New Jersey	22-3395391
NCS Healthcare of New Mexico, Inc.	Ohio	34-1866493
NCS Healthcare of North Carolina, Inc.	North Carolina	56-1889643
NCS Healthcare of Ohio, LLC	Ohio	31-1257307
NCS Healthcare of Oklahoma, Inc.	Oklahoma	73-1499934
NCS Healthcare of Oregon, Inc.	Ohio	34-1836971
NCS Healthcare of Pennsylvania, Inc.	Pennsylvania	23-2679334
NCS Healthcare of Rhode Island, LLC.	Rhode Island	05-0429829
NCS Healthcare of South Carolina, Inc.	Ohio	31-1508225
NCS Healthcare of Tennessee, Inc.	Ohio	34-1866494
NCS Healthcare of Texas, Inc.	Ohio	34-1866495
NCS Healthcare of Vermont, Inc.	Ohio	31-1526078
NCS Healthcare of Washington, Inc.	Ohio	34-1844193
NCS Healthcare of Wisconsin, LLC	Ohio	34-1866497
NCS Healthcare, LLC	Delaware	34-1816187
NCS of Illinois, Inc.	Ohio	34-1959046
NCS Services, Inc.	Ohio	34-1837567
NeighborCare—Infusion Services, Inc.	Delaware	52-1703628
NeighborCare—ORCA, LLC	Oregon	93-0860559
NeighborCare Holdings, Inc.	Delaware	23-2555703

Exact Name of Registrant as Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
NeighborCare Home Medical Equipment, LLC	Pennsylvania	23-2464608
NeighborCare of California, Inc.	California	20-0092119
NeighborCare of Indiana, LLC	Indiana	95-4482026
NeighborCare of Maryland, LLC	Maryland	20-0791118
NeighborCare of Northern California, Inc.	California	95-4480815
NeighborCare of Ohio, LLC	Ohio	20-0062112
NeighborCare of Oklahoma, Inc.	Oklahoma	36-4184119
NeighborCare of Virginia, LLC	Virginia	95-4480544
NeighborCare of Wisconsin, LLC	Wisconsin	39-1772439
NeighborCare Pharmacies, LLC	Maryland	52-1465507
NeighborCare Pharmacy Services, Inc.	Delaware	23-2963282
NeighborCare Repackaging, Inc.	Maryland	20-1128397
NeighborCare Services Corporation	Delaware	23-2585556
NeighborCare, Inc.	Pennsylvania	06-1132947
NeighborCare-Medisco, Inc.	California	33-0308096
NGC Acquisition Company LLC	Delaware	52-2406472
Nihan & Martin LLC	Delaware	36-4004491
NIV Acquisition LLC	Delaware	31-1501415
North Shore Pharmacy Services, LLC	Delaware	31-1428484
OCR-RA Acquisition, LLC	Delaware	31-1442830
Omnibill Services LLC	Delaware	61-1365732
Omnicare Canadian Holdings, Inc.	Delaware	20-2013167
Omnicare Clinical Research, Inc.	Delaware	52-1670189
Omnicare Clinical Research, LLC	Delaware	14-1723594
Omnicare CR Inc.	Delaware	61-1395349
Omnicare Distribution Center, LLC	Delaware	61-1389057
Omnicare ESC LLC	Delaware	20-5859052
Omnicare Extended Pharma Services, LLC	Delaware	05-0523710
Omnicare Headquarters LLC	Delaware	76-0720510
Omnicare Holding Company	Delaware	31-1262386
Omnicare Indiana Partnership Holding Company, LLC	Delaware	16-1653107
Omnicare Management Company	Delaware	31-1256520
Omnicare of Nevada LLC	Delaware	20-0888517
Omnicare of New York, LLC	Delaware	95-4450977
Omnicare Pennsylvania Med Supply, LLC	Delaware	61-1347895
Omnicare Pharmacies of Maine Holding Company	Delaware	61-1365280
Omnicare Pharmacies of Pennsylvania East, LLC	Delaware	61-1347894
Omnicare Pharmacies of Pennsylvania West, LLC	Pennsylvania	25-1213193
Omnicare Pharmacies of the Great Plains Holding Company	Delaware	61-1386242
Omnicare Pharmacy and Supply Services, LLC	South Dakota	41-1730324
Omnicare Pharmacy of Colorado LLC	Delaware	63-1347085

Exact Name of Registrant as Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Omnicare Pharmacy of Florida, LP	Delaware	76-0716528
Omnicare Pharmacy of Indiana, LLC	Delaware	76-0716552
Omnicare Pharmacy of Maine LLC	Delaware	61-1339662
Omnicare Pharmacy of Nebraska LLC	Delaware	61-1386244
Omnicare Pharmacy of North Carolina, LLC	Delaware	76-0716543
Omnicare Pharmacy of Pueblo, LLC	Delaware	76-0716546
Omnicare Pharmacy of South Dakota LLC	Delaware	61-1386243
Omnicare Pharmacy of Tennessee LLC	Delaware	61-1347088
Omnicare Pharmacy of Texas 1, LP	Delaware	76-0716554
Omnicare Pharmacy of Texas 2, LP	Delaware	11-3657397
Omnicare Pharmacy of the Midwest, LLC	Delaware	31-1374275
Omnicare Property Management, LLC	Delaware	27-1403681
Omnicare Purchasing Company General Partner, Inc.	Delaware	61-1401040
Omnicare Purchasing Company Limited Partner, Inc.	Delaware	61-1401038
Omnicare Purchasing Company LP	Delaware	61-1401039
Omnicare Respiratory Services, LLC	Delaware	03-0465903
PBM Plus Mail Service Pharmacy, LLC	Delaware	20-2373204
PBM-Plus, Inc.	Wisconsin	39-1789830
PCI Acquisition, LLC	Delaware	61-1347890
Pharmacon Corp.	New York	13-3498399
Pharmacy Associates of Glens Falls	New York	14-1554120
Pharmacy Consultants, Inc.	South Carolina	51-0640737
Pharmacy Holding #1, LLC	Delaware	76-0716538
Pharmacy Holding #2, LLC	Delaware	76-0716536
Pharmasource Healthcare, Inc.	Georgia	58-2066823
Pharm-Corp of Maine LLC	Delaware	61-1339663
Pharmed Holdings, Inc	Delaware	36-4060882
PMRP Acquisition Company, LLC	Delaware	26-3418908
PP Acquisition Company, LLC	Delaware	20-2394950
PPS Acquisition Company, LLC	Delaware	20-2462363
PRN Pharmaceutical Services, LP	Delaware	35-1855784
Professional Pharmacy Services, Inc.	Maryland	23-2847488
PSI Arkansas Acquisition LLC	Delaware	20-5810731
Rescot Systems Group, Inc.	Pennsylvania	23-2589308
Roeschen’s Healthcare, LLC	Wisconsin	39-1084787
Royal Care of Michigan LLC	Delaware	38-3529444
RXC Acquisition Company	Delaware	20-3113620
SHC Acquisition Co. LLC	Delaware	61-1346763
Shore Pharmaceutical Providers, Inc.	Delaware	31-1425144
Southside Apothecary, Inc.	New York	61-1340804
Specialized Home Infusion of Michigan LLC	Delaware	38-3529442

Exact Name of Registrant as Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Specialized Patient Care Services, Inc.	Alabama	63-1159534
Specialized Pharmacy Services, LLC	Michigan	38-2143132
Sterling Healthcare Services, Inc.	Delaware	36-4031863
Suburban Medical Services, LLC	Pennsylvania	23-2014806
Superior Care Pharmacy, Inc	Delaware	31-1543728
SWISH, Inc.	Delaware	52-2005933
TCPI Acquisition Corp.	Delaware	31-1508476
The Medicine Centre, LLC	Connecticut	06-1530703
The Tidewater Healthcare Shared Services Group, Inc.	Pennsylvania	23-2739587
THG Acquisition Corp.	Delaware	31-1567102
Three Forks Apothecary, Inc.	Kentucky	61-0995656
UC Acquisition Corp.	Delaware	31-1414594
Uni-Care Health Services of Maine, Inc.	New Hampshire	02-0468192
Value Health Care Services, LLC	Delaware	31-1485530
Value Pharmacy, Inc.	Massachusetts	04-2894741
VAPS Acquisition Company, LLC	Delaware	20-4849023
Vital Care Infusions, Inc.	New York	61-1336267
Weber Medical Systems LLC	Delaware	31-1409572
Westhaven Services Co., LLC	Ohio	34-1151322
Williamson Drug Company, Incorporated	Virginia	54-0590067
Winslow’s Pharmacy	New Jersey	21-0692005
ZS Acquisition Company LLC	Delaware	20-4763592

*	The address for each of the additional registrants is c/o Omnicare, Inc., 1600 RiverCenter II, 100 East RiverCenter Boulevard, Covington, Kentucky 41011, telephone: (859) 392-3300. The name, address, including zip code, of the agent for service for each of the additional registrants is Mark G. Kobasuk, Vice President and General Counsel of Omnicare, Inc., 100 East RiverCenter Boulevard, Covington, Kentucky 41011, telephone (859) 392-3300.

OMNICARE, INC.

Debt Securities

Guarantees of Debt Securities

Common Stock

Preferred Stock

Warrants

We may offer from time to time

•	debt securities, which may be senior or subordinated and which may be convertible into shares of our common stock or other debt securities,

•	guarantees, if any, of our obligations under any debt securities, which may be given by one or more of our subsidiaries,

•	shares of our common stock, par value $1.00 per share,

•	shares of our preferred stock, no par value, or

•	warrants to purchase any of the other securities that may be sold under this prospectus.

We will provide specific terms of any offering in supplements to this prospectus. The securities may be offered separately or together in any combination and as separate series. You should read this prospectus and any prospectus supplement, as well as the documents incorporated or deemed to be incorporated by reference in this prospectus, carefully before you invest.

Our common stock is listed on the New York Stock Exchange under the symbol “OCR.”

The mailing address of our principal executive office is 1600 RiverCenter II, 100 East RiverCenter Boulevard, Covington, Kentucky 41011. Our telephone number is (859) 392-3300.

Investing in these securities involves risks. You should carefully review the information under the heading “Risk Factors” on page 3 regarding information included and incorporated by reference in this prospectus and the applicable prospectus supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

We may sell these securities on a continuous or delayed basis directly, through agents, dealers or underwriters as designated from time to time, or through a combination of these methods. We reserve the sole right to accept, and together with any agents, dealers and underwriters reserve the right to reject, in whole or in part, any proposed purchase of securities to be made directly or through agents, dealers or underwriters. If any agents, dealers or underwriters are involved in the sale of any securities, the relevant prospectus supplement will set forth any applicable commissions or discounts. Our net proceeds from the sale of securities also will be set forth in the relevant prospectus supplement.

The date of this prospectus is May 10, 2010.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission (the “SEC”) as a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act utilizing a “shelf” registration process. Under this shelf process, we may sell, at any time and from time to time, the securities described in this prospectus. For further information about our business and the securities, you should refer to the registration statement and its exhibits. The exhibits to our registration statement contain the full text of certain contracts and other important documents we have summarized in this prospectus. Since these summaries may not contain all the information you may find important in deciding whether to purchase the securities we offer, you should review the full text of these documents. The registration statement and the exhibits can be obtained from the SEC as indicated under the heading “Where You Can Find More Information.”

This prospectus provides you with a general description of the securities we may offer. Each time we sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. You should read both the prospectus and any prospectus supplement together with the additional information described under the heading “Where You Can Find More Information.”

We have not authorized any person to give any information or to make any representation in connection with this offering other than those contained or incorporated by reference in this prospectus, and, if given or made, the information or representation must not be relied upon as having been authorized by us. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy by anyone in any jurisdiction in which the offer or solicitation is not authorized, or in which the person is not qualified to do so or to any person to whom it is unlawful to make the offer or solicitation. Neither the delivery of this prospectus nor any sale under this prospectus shall, under any circumstances, create any implication that there has been no change in our affairs since the date of this prospectus, that the information contained in this prospectus is correct as of any time subsequent to its date, or that any information incorporated by reference in this prospectus is correct as of any time subsequent to its date.

Unless otherwise stated or the context requires otherwise, references to “Omnicare,” “we,” “us”, “our” and the “Company” refer to Omnicare, Inc. and its consolidated subsidiaries.

FORWARD-LOOKING STATEMENTS

In addition to historical information, this report contains certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed or incorporated by reference in this document (including statements as to “beliefs,” “expectations,” “anticipations,” “intentions” or similar words) and all statements which are not statements of historical fact. Such forward-looking statements, together with other statements that are not historical, are based on management’s current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated.

The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission and include, but are not limited to: overall economic, financial, political and business conditions; trends in the long-term healthcare, pharmaceutical and contract research industries; the ability to attract new clients and service contracts and retain existing clients and service contracts; the ability to consummate pending acquisitions; trends for the continued growth of the Company’s businesses; trends in drug pricing; delays and reductions in reimbursement by the government and other payors to customers and to the Company; the overall financial condition of the Company’s customers and the ability of the Company to assess and react to such financial condition of its customers; the ability of vendors and business partners to continue to provide products and services to the Company; the continued successful integration of acquired companies; the continued availability of suitable acquisition candidates; the ability to attract and retain needed management; competition for qualified staff in the healthcare industry; the demand for the Company’s products and services; variations in costs or expenses; the ability to implement productivity, consolidation and cost reduction efforts and to realize anticipated benefits; the ability of clinical research projects to produce revenues in future periods; the potential impact of legislation, government regulations, and other government action and/or executive orders, including those relating to Medicare Part D, including its implementing regulations and any subregulatory guidance, reimbursement and drug pricing policies and changes in the interpretation and application of such policies, including changes in calculation of average wholesale price; government budgetary pressures and shifting priorities; federal and state budget shortfalls; efforts by payors to control costs; changes to or termination of the Company’s contracts with Medicare Part D plan sponsors or to the proportion of the Company’s Part D business covered by specific contracts; the outcome of litigation; potential liability for losses not covered by, or in excess of, insurance; the impact of differences in actuarial assumptions and estimates as compared to eventual outcomes; events or circumstances which result in an impairment of assets, including but not limited to, goodwill and identifiable intangible assets; the final outcome of divestiture activities; market conditions; the outcome of audit, compliance, administrative, regulatory, or investigatory reviews; volatility in the market for the Company’s stock and in the financial markets generally; access to adequate capital and financing; changes in international economic and political conditions and currency fluctuations between the U.S. dollar and other currencies; changes in tax laws and regulations; changes in accounting rules and standards; and costs to comply with our Corporate Integrity Agreements. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, the Company’s actual results, performance or achievements could differ materially from those expressed in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Except as otherwise required by law, the Company does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

RISK FACTORS

Investing in our securities involves risks. You should carefully consider the risks described under “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2009, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, and the other documents incorporated by reference into this prospectus (which risk factors are incorporated by reference herein), as well as the other information contained or incorporated by reference in this prospectus or in any prospectus supplement hereto before making a decision to invest in our securities. See “Where You Can Find More Information” below.

These risks are not the only ones facing us. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially and adversely affect our business operations. Any of these risks could materially and adversely affect our business, financial condition or results of operations. In such cases, you may lose all or part of your investment.

OUR COMPANY

Omnicare was formed in 1981. Today, Omnicare is a leading pharmaceutical services company. We are the nation’s largest provider of pharmaceuticals and related pharmacy and ancillary services to long-term healthcare institutions. Our clients include primarily skilled nursing facilities (“SNFs”), assisted living facilities (“ALFs”), retirement centers, independent living communities, hospitals, hospice, and other healthcare settings and service providers. Omnicare is also a provider of specialty pharmaceutical products and support services. Omnicare provides its pharmacy services to long-term care facilities as well as chronic care and other settings which comprised approximately 1,370,000 beds, including approximately 74,000 patients served by the patient assistance programs of its specialty pharmacy services business as of March 31, 2010. The comparable number at March 31, 2009 was approximately 1,382,000 (including 56,000 patients served by the patient assistance programs of the specialty pharmacy services business). We provide our pharmacy services in 47 states in the United States (“U.S.”), the District of Columbia and in Canada at March 31, 2010. As well, Omnicare provides operational software and support systems to long-term care pharmacy providers across the United States. Omnicare’s contract research organization provides comprehensive product development and research services for the pharmaceutical, biotechnology, nutraceutical, medical devices and diagnostic industries in 32 countries worldwide as of March 31, 2010.

In mid-2009, the Company commenced activities to divest certain home healthcare and related ancillary businesses (“the disposal group”) that are non-strategic in nature. The disposal group, historically part of Omnicare’s Pharmacy Services segment, primarily represents ancillary businesses which accompanied other more strategic assets obtained by Omnicare in connection with the Company’s institutional pharmacy acquisition program. The results from continuing operations for all periods presented have been revised to reflect the results of the disposal group as discontinued operations, including certain expenses of the Company related to the divestiture.

We operate in two business segments. The Company’s primary line of business, Pharmacy Services, provides distribution of pharmaceuticals, related pharmacy consulting and other ancillary services, data management services and medical supplies to SNFs, ALFs, retirement centers, independent living communities, hospitals, hospice, and other healthcare settings and service providers. Pharmacy Services purchases, repackages and dispenses pharmaceuticals, both prescription and non-prescription, and provides computerized medical record-keeping and third-party billing for residents in these facilities. We also provide consultant pharmacist services, including evaluating monthly patient drug therapy, monitoring the drug distribution system within the nursing facility, assisting in compliance with state and federal regulations and providing proprietary clinical and health management programs. In addition, our Pharmacy Services segment provides a variety of other products and services, including intravenous medications and nutrition products (infusion therapy services), respiratory therapy services, medical supplies and equipment, clinical care planning and financial software information systems, electronic medical records systems, pharmaceutical informatics services, pharmacy benefit management services, retail and mail-order pharmacy services, pharmaceutical care management for hospice agencies and product support and distribution services for specialty pharmaceutical manufacturers. We also provide pharmaceutical case management services for retirees, employees and dependents who have drug benefits under corporate-sponsored healthcare programs. Since 1989, we have been involved in a program to acquire providers of pharmaceutical products and related pharmacy management services and medical supplies to long-term care facilities and their residents. The Pharmacy Services segment comprised approximately 97% of the Company’s total net sales during each of the three years ended December 31, 2009, 2008 and 2007.

Our other business segment is contract research organization services (“CRO Services”). CRO Services is a leading international provider of comprehensive product development and research services to client companies in the pharmaceutical, biotechnology, nutraceutical, medical devices and diagnostics industries. Our CRO Services segment provides support for the design of regulatory strategy and clinical development of pharmaceuticals by offering individual, multiple, or comprehensive and fully integrated services including clinical, quality assurance, data management, medical writing and regulatory support for our client’s drug development programs. The CRO Services segment comprised approximately 3% of the Company’s total net sales during each of the three years ended December 31, 2009, 2008 and 2007.

Corporate Information

Our principal executive office is 1600 RiverCenter II, 100 East RiverCenter Boulevard, Covington, Kentucky 41011, and our telephone number is (859) 392-3300. Our corporate website address is www.omnicare.com. Information contained on our website is not part of this prospectus.

RATIO OF EARNINGS TO FIXED CHARGES

Set forth below is information concerning our ratio of earnings to fixed charges.

	Year Ended December 31,					Three Months Ended March 31,
	2005	2006	2007	2008	2009	2010
Ratio of Earnings to Fixed Charges (1)(2)	2.9x	2.4x	1.8x	2.2x	2.9x	3.1x

(1)	Our ratio of earnings to fixed charges has been computed by adding income from continuing operations before income taxes and fixed charges to derive adjusted income, and dividing adjusted income by fixed charges. Fixed charges consist of interest expense on debt (including the amortization of debt expense) and one-third (the proportion deemed representative by management of the interest portion) of rent expense.
(2)	Our ratio of earnings to combined fixed charges and preferred stock dividends for the periods indicated above are the same as our ratios of earnings to fixed charges set forth above because we had no shares of preferred stock outstanding during the periods indicated and currently have no shares of preferred stock outstanding.

USE OF PROCEEDS

Unless we indicate otherwise in an accompanying prospectus supplement, we intend to use the net proceeds from the sale of the securities offered by this prospectus for general corporate purposes, which may include, but not be limited to, repayment or reduction of indebtedness, working capital, capital expenditures, acquisitions and repurchases and redemptions of securities.

DESCRIPTION OF DEBT SECURITIES AND

GUARANTEES OF DEBT SECURITIES

We may issue debt securities either separately or together with, or upon the conversion of or in exchange for, other securities. The debt securities will be our subordinated obligations, which we refer to as “subordinated debt securities.” The subordinated debt securities of any series may be our senior subordinated obligations, subordinated obligations, junior subordinated obligations or may have such other ranking as will be described in the relevant prospectus supplement. We may issue any of these types of debt securities in one or more series. Our subordinated debt securities may be issued from time to time under a subordinated debt securities indenture.

The applicable prospectus supplement and the form of indenture relating to any particular debt securities offered will describe the specific terms of that series. When evaluating the debt securities, you also should refer to all provisions of the indenture and the debt securities. The form of indenture has been filed as an exhibit to the registration statement of which this prospectus is a part. When we refer to “Omnicare,” “we,” “us” or “our” in this section or when we otherwise refer to ourselves in this section, we mean Omnicare, Inc., excluding, unless otherwise expressly stated or the context requires, our subsidiaries.

This section summarizes selected terms of the debt securities that we may offer. If any particular terms of the debt securities described in a prospectus supplement differ from any of the terms described in this prospectus, then the terms described in the applicable prospectus supplement will supersede the terms described in this prospectus.

General

We can issue an unlimited amount of debt securities under the indentures. However, certain of our existing or future debt agreements may limit the amount of debt securities we may issue. We can issue debt securities from time to time and in one or more series as determined by us. In addition, we can issue debt securities of any series with terms different from the terms of debt securities of any other series and the terms of particular debt securities within any series may differ from each other, all without the consent of the holders of previously issued series of debt securities.

The applicable prospectus supplement relating to the series of debt securities will describe the specific terms of the debt securities being offered, including, where applicable, the following:

•	the title and series designation of the series of debt securities and whether the debt securities of the series will be senior debt securities or subordinated debt securities;

•	any limit on the aggregate principal amount of debt securities of the series;

•	the price or prices at which the debt securities of the series will be issued;

•	whether the debt securities will be guaranteed and the terms of any such guarantees;

•	the date or dates on which the principal amount and premium, if any, are payable;

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the interest rate or rates or the method for calculating the interest rate, which may be fixed or variable, at which the debt securities of the series will bear interest, if any, the date or dates from which interest will accrue and the interest payment date on which interest will be payable, subject to our right, if any, to defer or extend an interest payment date and the duration of that deferral or extension;

•	the date or dates on which interest, if any, will be payable and the record dates for payment of interest;

•	the place or places where the principal and premium, if any, and interest, if any, will be payable and where the debt securities of the series can be surrendered for transfer, conversion or exchange;

•	our right, if any, to redeem the debt securities and the terms and conditions upon which the debt securities of the series may be redeemed, in whole or in part;

•	any mandatory or optional sinking fund or analogous provisions;

•	if the debt securities of the series will be secured, any provisions relating to the security provided;

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whether the debt securities of the series are convertible or exchangeable into other debt or equity securities, and, if so, the terms and conditions upon which such conversion or exchange will be effected;

•	whether any portion of the principal amount of the debt securities of the series will be payable upon declaration or acceleration of the maturity thereof pursuant to an event of default;

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provisions relating to the modification, supplement or waiver of any provisions of the indenture relating to the debt securities of the series both with and without the consent of holders of the debt securities of such series;

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whether the debt securities of the series, in whole or any specified part, will be defeasible pursuant to the indenture and the manner in which any election by us to defease the debt securities of the series will be evidenced;

•	the events of default pertaining to the debt securities of the series;

•	covenants pertaining to the debt securities of the series;

•	if other than U.S. dollars, the currency or currencies, including composite currencies, of payment of principal of, premium, if any, and interest, if any, on the debt securities of the series;

•	whether the debt securities of the series may be satisfied and discharged and, if so, the terms and conditions for such satisfaction and discharge;

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any terms applicable to debt securities of any series issued at an issue price below their stated principal amount, including the issue price thereof and the rate or rates at which the original issue discount will accrue;

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whether the debt securities of the series are to be issued or delivered (whether at the time of original issuance or at the time of exchange of a temporary security of such series or otherwise), or any installment of principal or any premium or interest is to be payable only, upon receipt of certificates or other documents or satisfaction of other conditions in addition to those specified in the indenture;

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whether the debt securities of the series are to be issued in fully registered form without coupons or are to be issued in the form of one or more global securities in temporary global form or permanent global form;

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whether the debt securities of the series are to be issued in registered or bearer form, the terms and conditions relating the applicable form, including, but not limited to, tax compliance, registration and transfer procedures and, if in registered form, the denominations in which we will issue the registered securities if other than $1,000 or a multiple thereof and, if in bearer form, the denominations in which we will issue the bearer securities;

•	any special United States federal income tax considerations applicable to the debt securities of the series;

•	any addition to or change in the covenants set forth in the indenture which apply to the debt securities of the series; and

•	any other terms of the debt securities of the series not inconsistent with the provisions of the indenture.

The prospectus supplement relating to any series of subordinated debt securities being offered also will describe the subordination provisions applicable to that series. In addition, the prospectus supplement relating to a series of subordinated debt securities will describe our rights, if any, to defer payments of interest on the subordinated debt securities by extending the interest payment period.

Debt securities may be issued as original issue discount securities to be sold at a discount below their principal amount or at a premium above their principal amount. In the event of an acceleration of the maturity of any original issue discount security, the amount payable to the holder upon acceleration will be determined in the manner described in the applicable prospectus supplement.

The above is not intended to be an exclusive list of the terms that may be applicable to any debt securities and we are not limited in any respect in our ability to issue debt securities with terms different from or in addition to those described above or elsewhere in this prospectus, provided that the terms are not inconsistent with the indenture. Any applicable prospectus supplement also will describe any special provisions for the payment of additional amounts with respect to the debt securities.

Subordination Provisions Relating to Subordinated Debt

Debt securities may be subject to contractual subordination provisions contained in the subordinated debt securities indenture. These subordination provisions may prohibit us from making payments on the subordinated debt securities in certain circumstances before a defined class of “senior indebtedness” is paid in full or during certain periods when a payment or other default exists with respect to certain senior indebtedness. If we issue subordinated debt securities, the applicable prospectus supplement relating to the subordinated debt securities will include a description of the subordination provisions and the definition of senior indebtedness that apply to the subordinated debt securities.

If the trustee under the subordinated debt indenture or any holder of the series of subordinated debt securities receives any payment or distribution that is prohibited under the subordination provisions, then the trustee or the holders will have to repay that money to the holders of senior indebtedness.

Even if the subordination provisions prevent us from making any payment when due on the subordinated debt securities of any series, we will be in default on our obligations under that series if we do not make the payment when due. This means that the trustee under the subordinated debt indenture and the holders of that series can take action against us, but they will not receive any money until the claims of the holders of senior indebtedness have been fully satisfied.

Conversion and Exchange Rights

The debt securities of a series may be convertible into or exchangeable for any of our other securities, if at all, according to the terms and conditions of an applicable prospectus supplement. Such terms will include the conversion or exchange price and any adjustments thereto, the conversion or exchange period, provisions as to whether conversion or exchange will be mandatory, at our option or at the option of the holders of that series of debt securities and provisions affecting conversion or exchange in the event of the redemption of that series of debt securities.

The Trustees under the Indentures

A trustee in its individual or any other capacity may become the owner or pledgee of debt securities and may otherwise deal with us or any of our affiliates with the same rights it would have if it were not a trustee. If, however, any trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue or resign.

The holders of a majority in principal amount of the then outstanding debt securities of a series will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the trustee, subject to certain exceptions. The indenture provides that in case an event of default occurs and is continuing, a trustee will be required, in the exercise of its power, to use the degree of care and skill of a prudent person in the conduct of its own affairs. Subject to such provisions, a trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any holder of debt securities, unless such holder has offered to the trustee security and indemnity satisfactory to it against any loss, liability or expense.

Global Securities

The debt securities of a series may be issued in whole or in part in the form of one or more global securities that will be deposited with, or on behalf of, a depositary identified in the applicable prospectus supplement. Global securities will be issued in registered form and in either temporary or permanent form. Unless and until it is exchanged for the individual debt securities, a global security may not be transferred except as a whole by the depositary for such series to a nominee of such depositary or by a nominee of such depositary to such depositary or another nominee of such depositary or by such depositary or any such nominee to a successor depositary for such series or a nominee of such successor depositary. The specific terms of the depository arrangement will be described in the applicable prospectus supplement.

Subsidiary Guarantees

Debt securities may be guaranteed by certain of our domestic subsidiaries, if so provided in the applicable prospectus supplement. The prospectus supplement will describe the terms of any guarantees, including, among other things, the method for determining the identity of the guarantors and the conditions under which guarantees will be added or released. Any guarantees will be joint and several obligations of the guarantors. The obligations of each guarantor under its guarantee will be limited as necessary to prevent that guarantee from constituting a fraudulent conveyance or fraudulent transfer under applicable law.

Applicable Law

The debt securities and the indentures will be governed by and construed in accordance with the laws of the State of New York.

DESCRIPTION OF CAPITAL STOCK

Our authorized capital stock consists of 200,000,000 shares of common stock, par value $1.00 per share, and 1,000,000 shares of preferred stock, no par value per share.

Common Stock

This section summarizes the general terms of our common stock that we may offer. The prospectus supplement relating to the common stock offered will state the number of shares offered, the initial offering price and the market price, dividend information and any other relevant information. The summaries in this section and the prospectus supplement do not describe every aspect of the common stock. When evaluating the common stock, you should also refer to all of the provisions of our charter, our by-laws and the Delaware General Corporation Law (the “DGCL”). Our charter and by-laws are incorporated by reference in the registration statement.

Terms of the Common Stock

As of March 31, 2010, 120,198,769 shares of our common stock were outstanding. Our common stock has no preemptive rights and no redemption, sinking fund or conversion provisions. All shares of our common stock have one vote on any matter submitted to the vote of stockholders. Our common stock does not have cumulative voting rights. Upon our liquidation, the holders of our common stock are entitled to receive, on a pro rata basis, all assets then legally available for distribution after payment of debts and liabilities and preferences on preferred stock, if any. Holders of our common stock are entitled to receive dividends when and as declared by the board of directors out of funds legally available therefor (subject to the prior rights of preferred stock, if any). All outstanding shares of our common stock are fully paid and nonassessable.

Provisions with Possible Anti-takeover Effects

Certain provisions of our charter, by-laws and the DGCL may delay or prevent any transaction involving us that might result in a change of control.

Fair Price Provision.

With certain exceptions, in the event a person, corporation or other entity owns 10% or more of our stock entitled to vote, a majority of the outstanding shares of our capital stock not so owned is required to authorize (i) any merger or consolidation of us with or into such corporation, (ii) any sale, lease, exchange or other disposition of all or a substantial part of our assets to or with such person, corporation or other entity or (iii) issuances and transfers of our securities to such person, corporation or other entity for assets and/or securities with a value of at least $5 million or for cash.

Board of Directors.

Our board of directors, when evaluating any offer of another party to make a tender or exchange offer for our equity securities, merge or consolidate with us, purchase or otherwise acquire all or substantially all of our assets, shall, in connection with the exercise of its judgment in determining what is in the best interests of us and our stockholders, give due consideration to all relevant factors, including the social and economic effects on our employees, customers, suppliers and other constituents and on the communities in which we operate or are located.

Our charter also provides that directors may be removed without cause only by the holders of two-thirds of the shares of our capital stock then entitled to vote on the election of directors.

Amendments to the Charter.

The sections of our charter relating to the fair price and director removal provisions described above, as well as those relating to elimination of director liability, indemnification of directors and the ability of our board of directors to amend the by-laws, may only be repealed or amended with the approval of the holders of two-thirds of the outstanding shares of each class of our capital stock entitled to vote thereon as a class.

Business Combinations.

We are subject to Section 203 of the DGCL which restricts a wide range of transactions (“business combinations”) between a corporation and an interested stockholder. An “interested stockholder” is, generally, any person who beneficially owns, directly or indirectly, 15% or more of the corporation’s outstanding voting stock. Business combinations are broadly defined to include (i) mergers or consolidations with, (ii) sales or other dispositions of more than 10% of the corporation’s assets to, (iii) certain transactions resulting in the issuance or transfer of any stock of the corporation or any subsidiary to, (iv) certain transactions resulting in an increase in the proportionate share of stock of the corporation or any subsidiary owned by, or (v) receipt of the benefit (other than proportionately as a stockholder) of any loans, advances or other financial benefits by an interested stockholder. Section 203 provides that an interested stockholder may not engage in a business combination with the corporation for a period of three years from the time of becoming an interested stockholder unless (a) the board of directors approved either the business combination or the transaction which resulted in the person becoming an interested stockholder prior to the time that person became an interested stockholder; (b) upon consummation of the transaction which resulted in the person becoming an interested stockholder, that person owned at least 85% of the corporation’s voting stock (excluding shares owned by persons who are directors and also officers and shares owned by certain employee stock plans); or (c) the business combination is approved by the board of directors and authorized by the affirmative vote of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder.

Future Issuances of Preferred Stock.

We are not required to seek stockholder approval prior to designating any future series of preferred stock. Our board of directors could issue preferred stock in one or more transactions with terms which might make the acquisition of control of our company more difficult or costly.

Transfer Agent

The transfer agent for our common stock is BNY Mellon Shareowner Services, Jersey City, New Jersey.

Preferred Stock

This section summarizes the general terms of the preferred stock that we may offer. The prospectus supplement relating to a particular series of preferred stock will describe the specific terms of that series, which may be in addition to or different from the general terms summarized in this section. The summaries in this section and the prospectus supplement do not describe every aspect of the preferred stock. If any particular terms of a series of preferred stock described in a prospectus supplement differ from any of the terms described in this prospectus, then the terms described in the applicable prospectus supplement will be deemed to supersede the terms described in this prospectus. When evaluating the preferred stock, you also should refer to all of the provisions of our charter, the applicable certificate of designation for the offered series of preferred stock and the DGCL. The applicable certificate of designation will be filed as an exhibit to or incorporated by reference in the registration statement.

General

Our board of directors is authorized to issue shares of preferred stock, in one or more series or classes, and to fix for each series voting powers and those preferences and relative, participating, optional or other special rights and those qualifications, limitations or restrictions as are permitted by the DGCL. 20,000 shares of our authorized preferred stock have been designated as Series A Junior Participating Preferred Stock, a series that was created by resolution of our board of directors on May 17, 1999 in connection with our adoption of a shareholder rights plan, which expired according to its terms on June 2, 2009.

Our board of directors is authorized to determine the terms for each series of preferred stock, and the prospectus supplement will describe the terms of any series of preferred stock being offered, including:

•	the designation of the shares and the number of shares that constitute the series;

•	the purchase price of the preferred stock;

•	the dividend rate (or the method of calculation thereof), if any, on the shares of the series and the priority as to payment of dividends with respect to other classes or series of our capital stock;

•	the dividend periods (or the method of calculation thereof);

•	the voting rights of the shares;

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the liquidation preference and the priority as to payment of the liquidation preference with respect to other classes or series of our capital stock and any other rights of the shares of the series upon our liquidation or winding up;

•	whether or not and on what terms the shares of the series will be subject to redemption or repurchase at our option;

•	whether and on what terms the shares of the series will be convertible into or exchangeable for other securities;

•	whether the shares of the series of preferred stock will be listed on a securities exchange;

•	any special United States federal income tax considerations applicable to the series; and

•	the other rights and privileges and any qualifications, limitations or restrictions of the rights or privileges of the series.

Dividends

Holders of shares of preferred stock will be entitled to receive, when and as declared by our board of directors, dividends payable at the dates and at the rates, if any, per share per annum as set forth in the applicable prospectus supplement.

Unless otherwise set forth in the applicable prospectus supplement, each series of preferred stock will rank junior as to dividends to any preferred stock that may be issued in the future that is expressly senior as to dividends to that preferred stock. If we should fail at any time to pay accrued dividends on any senior shares at the time the dividends are payable, we may not pay any dividend on the junior preferred stock or redeem or otherwise repurchase shares of junior preferred stock until the accumulated but unpaid dividends on the senior shares have been paid or set aside for payment in full by us.

Unless otherwise set forth in the applicable prospectus supplement, no dividends (other than in common stock or other capital stock ranking junior to the preferred stock of any series as to dividends and upon liquidation) may be declared or paid or set aside for payment, nor may any other distribution be declared or made upon the common stock, or any of our other capital stock ranking junior to or on a parity with the preferred stock of that series as to dividends, nor may any common stock or any of our other capital stock ranking junior to or on a parity with the preferred stock of that series as to dividends be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any shares of any of that stock) by us (except by conversion into or exchange for other capital stock of ours ranking junior to the preferred stock of that series as to dividends) unless (i) if that series of preferred stock has a cumulative dividend, full cumulative dividends on the preferred stock of that series have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for all past dividend periods and the then current dividend period and (ii) if such series of preferred stock does not have a cumulative dividend, full dividends on the preferred stock of such series have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for the then current dividend period. However, any monies deposited in any sinking fund with respect to any preferred stock in compliance with the provisions of the sinking fund may be applied to the purchase or redemption of that preferred stock in accordance with the terms of the sinking fund, regardless of whether at the time of the application full dividends, including cumulative dividends, upon shares of the preferred stock outstanding on the last dividend payment date have been paid or declared and set apart for payment. In addition, any junior or parity preferred stock or common stock may be converted into or exchanged for our stock ranking junior to the preferred stock as to dividends.

The amount of dividends payable for the initial dividend period or any period shorter than a full dividend period will be computed on the basis of a 360-day year of twelve 30-day months, unless otherwise set forth in the applicable prospectus supplement. Accrued but unpaid dividends will not bear interest, unless otherwise set forth in the applicable prospectus supplement.

Convertibility

No series of preferred stock will be convertible into, or exchangeable for, other securities or property except as set forth in the applicable prospectus supplement.

Redemption and Sinking Fund

No series of preferred stock will be redeemable or receive the benefit of a sinking fund except as set forth in the applicable prospectus supplement.

Liquidation Rights

Unless otherwise set forth in the applicable prospectus supplement, in the event of our liquidation, dissolution or winding up, the holders of shares of each series of preferred stock are entitled to receive out of our assets available for distribution to stockholders, before any distribution of assets is made to holders of (i) any other shares of preferred stock ranking junior to that series of preferred stock as to rights upon liquidation, dissolution or winding up and (ii) shares of common stock, liquidating distributions per share in the amount of the liquidation preference specified in the applicable prospectus supplement for that series of preferred stock plus any dividends accrued and accumulated but unpaid to the date of final distribution; but the holders of each series of preferred stock will not be entitled to receive the liquidating distribution of, plus such dividends on, those shares until the liquidation preference of any shares of our capital stock ranking senior to that series of the preferred stock as to the rights upon liquidation, dissolution or winding up will have been paid (or a sum set aside therefor sufficient to provide for payment) in full. If upon our liquidation, dissolution or winding up, the amounts payable with respect to the preferred stock, and any other preferred stock ranking as to any distribution on a parity with the preferred stock are not paid in full, then the holders of the preferred stock and the other parity preferred stock will share ratably in any distribution of assets in proportion to the full respective preferential amount to which they are entitled. Unless otherwise specified in a prospectus supplement for a series of preferred stock, after payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of preferred stock will not be entitled to any further participation in any distribution of our assets. Neither a consolidation nor merger of us with another corporation nor a sale of securities will be considered a liquidation, dissolution or winding up of us.

Voting Rights

The holders of each series or class of preferred stock we may issue will have no voting rights, except as required by law and as described below or in the applicable prospectus supplement. Our board of directors may, upon issuance of a series or class of preferred stock, grant voting rights to the holders of that series or class to elect additional board members if we fail to pay dividends in a timely fashion.

Without the affirmative vote of a majority of the shares of any class of preferred stock then outstanding, we may not:

•	increase or decrease the aggregate number of authorized shares of that class;

•	increase or decrease the par value of the shares of that class; or

•	alter or change the powers, preferences or special rights of the shares of that class so as to affect them adversely.

If the amendment would adversely alter or change the powers, preferences or special rights of one or more series of a class of preferred stock, but not the entire class, then only the shares of the affected series will have the right to vote on the amendment.

Miscellaneous

The holders of our preferred stock will have no preemptive rights. All shares of preferred stock being offered by the applicable prospectus supplement will be fully paid and not liable to further calls or assessment by us. If we should redeem or otherwise reacquire shares of our preferred stock, then these shares will resume the status of authorized and unissued shares of preferred stock undesignated as to series, and will be available for subsequent issuance.

No Other Rights

The shares of a series of preferred stock will not have any preferences, voting powers or relative, participating, optional or other special rights except as set forth above or in the applicable prospectus supplement, our charter or the applicable certificate of designation or as otherwise required by law.

Outstanding Preferred Stock

As of April 30, 2010, there were no shares of preferred stock outstanding.

Transfer Agent and Registrar

The transfer agent and registrar for each series of preferred stock will be designated in the applicable prospectus supplement.

DESCRIPTION OF WARRANTS

We may issue, either separately or together with other securities, warrants for the purchase of any of the other types of securities that we may sell under this prospectus.

This section summarizes the general terms of the warrants that we may offer. The warrants will be issued under warrant agreements to be entered into between us and a bank or trust company, as warrant agent. The prospectus supplement relating to a particular series of warrants will describe the specific terms of that series, which may be in addition to or different from the general terms summarized in this section. The summaries in this section and the prospectus supplement do not describe every aspect of the warrants. If any particular terms of a series of warrants described in a prospectus supplement differ from any of the terms described in this prospectus, then the terms described in the applicable prospectus supplement will be deemed to supersede the terms described in this prospectus. When evaluating the warrants, you also should refer to all the provisions of the applicable warrant agreement, the certificates representing the warrants and the specific descriptions in the applicable prospectus supplement. The applicable warrant agreement and warrant certificates will be filed as exhibits to or incorporated by reference in the registration statement.

General

The prospectus supplement will describe the terms of the warrants in respect of which this prospectus is being delivered as well as the related warrant agreement and warrant certificates, including the following, where applicable:

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the principal amount of, or the number of securities, as the case may be, purchasable upon exercise of each warrant and the initial price at which the principal amount or number of securities, as the case may be, may be purchased upon such exercise;

•	the designation and terms of the securities, if other than common stock, purchasable upon exercise thereof and of any securities, if other than common stock, with which the warrants are issued;

•	the procedures and conditions relating to the exercise of the warrants;

•	the date, if any, on and after which the warrants, and any securities with which the warrants are issued, will be separately transferable;

•	the offering price of the warrants, if any;

•	the date on which the right to exercise the warrants will commence and the date on which that right will expire;

•	a discussion of any special United States federal income tax considerations applicable to the warrants;

•	whether the warrants represented by the warrant certificates will be issued in registered or bearer form, and, if registered, where they may be transferred and registered;

•	call provisions of the warrants, if any;

•	antidilution provisions of the warrants, if any; and

•	any other material terms of the warrants.

Exercise of Warrants

Each warrant will entitle the holder to purchase that principal amount of or number of securities, as the case may be, at the exercise price set forth in, or to be determined as set forth in, the applicable prospectus supplement relating to the warrants. Unless otherwise specified in the applicable prospectus supplement, warrants may be exercised at the corporate trust office of the warrant agent or any other office indicated in the applicable prospectus supplement at any time up to 5:00 p.m. Eastern Standard Time on the expiration date set forth in the applicable prospectus supplement. After 5:00 p.m. Eastern Standard Time on the expiration date, unexercised warrants will become void. Upon receipt of payment and the warrant certificate properly completed and duly executed, we will, as soon as practicable, issue the securities purchasable upon exercise of the warrant. If less than all of the warrants represented by the warrant certificate are exercised, a new warrant certificate will be issued for the remaining amount of warrants.

No Rights of Security Holder Prior to Exercise

Prior to the exercise of their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon the exercise of the warrants and will not be entitled to:

•	in the case of warrants to purchase debt securities, payments of principal of, premium, if any, or interest, if any, on the debt securities purchasable upon exercise; or

•	in the case of warrants to purchase equity securities, the right to vote or to receive dividend payments or similar distributions on the securities purchasable upon exercise.

Exchange of Warrant Certificates

Warrant certificates will be exchangeable for new warrant certificates of different denominations at the corporate trust office of the warrant agent or any other office indicated in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may sell the securities under this prospectus from time to time. We may sell the securities to one or more underwriters for public offering and sale by them; or we may sell the securities to investors through agents or dealers; or we may use a combination of these methods. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. We also reserve the right to sell securities directly to investors in those jurisdictions where we are authorized to do so.

The distribution of securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, or from time to time at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. We also may, from time to time, authorize underwriters acting as our agents to offer and sell the securities upon the terms and conditions set forth in any prospectus supplement. In connection with the sale of the securities, underwriters may be deemed to have received compensation from us in the form of underwriting discounts or commissions and may also receive commissions from purchasers of the securities for whom they may act as agent.

If a dealer is utilized in the sale of the securities in respect of which this prospectus is delivered, we may sell the securities to the dealer, as principal. The dealer may then resell the securities to the public at varying prices to be determined by the dealer at the time of resale.

Any underwriter, dealer or agent that will participate in the distribution of securities will be identified in the prospectus supplement or other offering materials.

Any underwriting compensation paid by us to underwriters or agents in connection with the offering of the securities, and any discounts, concessions or commissions allowed by underwriters to participating dealers, will be set forth in an applicable prospectus supplement. Underwriters, dealers and agents participating in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions received by them and any profit realized by them on resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Underwriters, dealers and agents may be entitled under agreements with us to indemnification against and contribution toward certain civil liabilities, including liabilities under the Securities Act, and to reimbursement by us for certain expenses.

In connection with underwritten offerings of securities, underwriters may over-allot or effect transactions that stabilize, maintain or otherwise affect the market price of the offered securities at levels above those that might otherwise prevail in the open market, including by entering stabilizing bids, effecting syndicate covering transactions or imposing penalty bids, each of which is described below.

•	A stabilizing bid means the placing of any bid, or the effecting of any purchase, for the purpose of pegging, fixing or maintaining the price of a security.

•

A syndicate covering transaction means the placing of any bid on behalf of the underwriting syndicate or the effecting of any purchase to reduce a short position created in connection with the offering.

•

A penalty bid means an arrangement that permits the managing underwriter to reclaim a selling concession from a syndicate member in connection with the offering when offered securities originally sold by the syndicate member are purchased in syndicate covering transactions.

These transactions may be effected on the New York Stock Exchange, in the over-the-counter market or otherwise. Underwriters are not required to engage in any of these activities, or to continue the activities if commenced.

If so indicated in an applicable prospectus supplement, we may authorize dealers acting as our agents to solicit offers by institutions to purchase the securities from us or it at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on the date or dates stated in the prospectus supplement. Each delayed delivery contract will be for an amount not less than, and the aggregate principal amount or offering price of the securities sold pursuant to delayed delivery contracts will not be less nor more than, the respective amounts stated in the prospectus supplement. Institutions with whom delayed delivery contracts, when authorized, may be entered into include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and other institutions, but will in all cases be subject to approval by us.

The securities also may be offered and sold, if so indicated in the prospectus supplement, in connection with a remarketing upon their purchase, in accordance with a redemption or repayment pursuant to their terms, or otherwise, by one or more firms (“remarketing firms”), acting as principals for their own accounts or as agents for us. Any remarketing firm will be identified and the terms of its agreement, if any, with us and its compensation will be described in the applicable prospectus supplement. Remarketing firms may be deemed to be underwriters in connection with the securities remarketed thereby. Remarketing firms may be entitled under agreements which may be entered into with us to indemnification by us against certain liabilities, including liabilities under the Securities Act.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

The securities may or may not be listed on a national securities exchange or a foreign securities exchange. Securities offered may be a new issue of securities with no established trading market. Any underwriters to whom or agents through whom these securities are sold by us for public offering and sale may make a market in these securities, but such underwriters or agents will not be obligated to do so and may discontinue any market making at any time without notice. No assurance can be given as to the liquidity of or the trading market for any such securities.

One or more of the underwriters, dealers or agents, and/or one or more of their respective affiliates, may be a lender under our credit agreements and may provide other commercial banking, investment banking and other services to us and/or our subsidiaries and affiliates in the ordinary course of business.

LEGAL MATTERS

Legal matters with respect to the validity of the securities being offered hereby will be passed upon for us by Dewey & LeBoeuf LLP, New York, New York.

EXPERTS

The consolidated financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2009 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov. Our filings are also available at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. Information about us, including our SEC filings, is also available at our Internet site at http://www.omnicare.com. However, the information on our Internet site is not a part of this prospectus or any prospectus supplement.

This prospectus constitutes part of a registration statement on Form S-3 that we filed with the SEC under the Securities Act. As permitted by the rules and regulations of the SEC, this prospectus omits some of the information, exhibits and undertakings included in the registration statement. You may read and copy the information omitted from this prospectus but contained in the registration statement, as well as the periodic reports and other information we file with the SEC, at the addresses and Internet sites listed above.

DOCUMENTS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS

We have elected to “incorporate by reference” certain information into this prospectus. By incorporating by reference, we can disclose important information to you by referring you to another document we have filed separately with the SEC. The information incorporated by reference is deemed to be part of this prospectus, except for information incorporated by reference that is superseded by information contained in any document we subsequently file with the SEC that is incorporated or deemed to be incorporated by reference in this prospectus. Likewise, any statement in this prospectus or any document which is incorporated or deemed to be incorporated by reference herein will be deemed to have been modified or superseded to the extent that any statement contained in any document that we subsequently file with the SEC that is incorporated or deemed to be incorporated by reference herein modifies or supersedes that statement. We are incorporating by reference the following documents that we have previously filed with the SEC (other than information in such documents that is deemed not to be filed):

(a)	Omnicare, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed February 25, 2010;

(b)	Omnicare, Inc.’s Quarterly Report on Form 10-Q for the period ended March 31, 2010, filed May 6, 2010; and

(c)	Omnicare, Inc.’s description of its common stock contained in the Registration Statement filed on Form 8-A pursuant to Section 12(b) of the Securities Exchange Act of 1934 including any amendment or report updating such description.

We also are incorporating by reference all future documents that we file with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the termination of the offering of the securities made hereby (other than information in such documents that is deemed not to be filed).

We will provide without charge to each person, including any beneficial owner, to whom a copy of this prospectus has been delivered, on the written or oral request of that person, a copy of any or all of the documents referred to above which have been or may be incorporated by reference in this prospectus other than exhibits to these documents, unless the exhibits are also specifically incorporated by reference herein. Requests for copies should be directed to Omnicare, Inc., 1600 RiverCenter II, 100 East RiverCenter Boulevard, Covington, Kentucky, 41011, Attention: Secretary; telephone number (859) 392-3300. The information relating to us contained in this prospectus does not purport to be complete and should be read together with the information contained in the documents incorporated or deemed to be incorporated by reference in this prospectus and the information included in the applicable prospectus supplement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution

The expenses relating to the registration of the securities registered hereby will be borne by the registrant. Such expenses are estimated to be as follows:

SEC Registration Fee	$	*
Accounting fees and expenses		50,000
Legal fees and expenses		50,000
Printing and engraving expenses		20,000
Rating agencies’ fees		200,000
Trustee’s and registrar’s fees and expenses		50,000
Miscellaneous expenses		5,000

Total:		$375,000

*	Deferred in reliance upon Rule 456(b) and 457(r).

Item 15.	Indemnification of Directors and Officers

The following summary is qualified in its entirety by reference to the complete text of any statutes referred to below and the Restated Certificate of Incorporation of Omnicare, Inc. (as amended) (the “Restated Certificate of Incorporation”).

Under Section 105 of Delaware General Corporation Law (the “DGCL”), a corporation may eliminate or limit the personal liability of its directors to the corporation or its stock holders for monetary damages for breach of fiduciary duty as a director, except where the director (i) breached his duty of loyalty to the corporation or its stockholders, (ii) failed to act in good faith or where the director engaged in intentional misconduct or a knowing violation of the law, (iii) authorized the payment of an unlawful dividend or an unlawful stock repurchase or redemption, or (iv) derived an improper personal benefit.

Under Section 145 of the DGCL, a corporation may indemnify a director, officer, employee or agent of the corporation (or a person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In the case of an action brought by or in the right of a corporation, the corporation may indemnify a director, officer, employee or agent of the corporation (or a person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against expenses (including attorneys’ fees) actually and reasonably incurred by him if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent a court finds that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

The Restated Certificate of Incorporation of Omnicare, Inc. provides that a director of Omnicare, Inc. will not be liable to Omnicare, Inc. or its stockholders for monetary damages for breach of fiduciary duty as a director, to the full extent permitted by the DGCL, as amended or interpreted from time to time.

In addition, the Restated Certificate of Incorporation of Omnicare, Inc. states that Omnicare, Inc. shall, to the full extent permitted by the DGCL, as amended or interpreted from time to time, indemnify all directors, officers and employees whom it may indemnify pursuant thereto and, in addition, Omnicare, Inc. may, to the extent permitted by the DGCL, indemnify agents of Omnicare, Inc. or other persons.

The Company maintains a director and officer liability insurance policy for the benefit of its directors and certain officers covering certain liabilities that may be incurred in the performance of these duties, which may include liability or related losses under the Securities Act or the Securities Exchange Act of 1934, as amended.

The organizational documents and applicable state laws provide similar indemnification for the officers and directors of certain of the Subsidiary Guarantors.

Item 16. Exhibits

Exhibit No.	Description

1.1	Form of Underwriting Agreement.*

3.1	Restated Certificate of Incorporation of Omnicare, Inc. (as amended) (incorporated herein by reference from Exhibit 3.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2002).

3.2	Third Amended and Restated By-Laws of Omnicare, Inc. (incorporated herein by reference from Exhibit 3.1 to our Current Report on Form 8-K filed December 23, 2008).

4.1	Form of Senior Debt Securities Indenture (incorporated herein by reference from Exhibit 4.1 to Amendment No. 1 to our Registration Statement on Form S-3 filed February 19, 2003).

4.2	Subordinated Debt Securities Indenture, dated as of June 13, 2003 between Omnicare, Inc. and U.S. Bank National Association (as successor to SunTrust Bank), as trustee (incorporated herein by reference from Exhibit 4.2 to our Current Report on Form 8-K filed June 16, 2003).

4.3	Form of Senior Debt Securities (included in exhibit 4.1).

4.4	Form of Subordinated Debt Securities (included in exhibit 4.2).

4.5	Form of certificate of designation of preferred stock.*

4.6	Form of Warrant.*

5.1	Opinion of Dewey & LeBoeuf LLP.

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges for the five years ended December 31, 2009 (incorporated herein by reference from Exhibit 12 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed February 25, 2010).

23.1	Consent of Dewey & LeBoeuf LLP (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP).

24	Powers of Attorney (included on the signature page hereto).

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee under the Senior Debt Securities Indenture and the Subordinated Debt Securities Indenture.

*	To be filed, if necessary, with an amendment to the registration statement or as an exhibit to a document incorporated by reference herein.

Item 17.	Undertakings

(a)	Each of the undersigned registrants hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(A)	Each prospectus filed by a Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5)	That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of an undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of an undersigned Registrant or used or referred to by an undersigned Registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about an undersigned Registrant or its securities provided by or on behalf of an undersigned Registrant; and

(iv)	Any other communication that is an offer in the offering made by an undersigned Registrant to the purchaser.

(b)	That, for purposes of determining any liability under the Securities Act of 1933, each filing of Registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each Registrant pursuant to the foregoing provisions, or otherwise, each Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of a Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, that Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(d)	The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act (“Act”) in accordance with the rules and regulations prescribed by the Commission under section 305(b)2 of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on the 10th day of May, 2010.

OMNICARE, INC.

By:	/s/ JOHN L. WORKMAN
Name:	John L. Workman
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

We, the undersigned directors and officers of Omnicare, Inc., do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney-in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JOHN T. CROTTY (John T. Crotty)	Director and Chairman of the Board	May 10, 2010

/s/ JOEL F. GEMUNDER (Joel F. Gemunder)	Director, President and Chief Executive Officer (Principal Executive Officer)	May 10, 2010

/s/ JOHN L. WORKMAN (John L. Workman)	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	May 10, 2010

/s/ STEVEN J. HEYER (Steven J. Heyer)	Director	May 10, 2010

/s/ SANDRA E. LANEY (Sandra E. Laney)	Director	May 10, 2010

/s/ ANDREA R. LINDELL, PH.D., RN (Andrea R. Lindell, Ph.D., RN)	Director	May 10, 2010

/s/ JAMES D. SHELTON (James D. Shelton)	Director	May 10, 2010

/s/ JOHN H. TIMONEY (John H. Timoney)	Director	May 10, 2010

/s/ AMY WALLMAN (Amy Wallman)	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, 3096479 Delaware Company LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

3096479 DELAWARE COMPANY, LLC.

By:	Sole Member:

OMNICARE CANADIAN HOLDINGS, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of Accumed, Inc., Care Card, Inc., Concord Pharmacy Services, Inc., Delco Apothecary, Inc., Geneva Sub, Inc and Horizon Medical Equipment and Supply, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

ACCUMED, INC.
CARE CARD, INC.
CONCORD PHARMACY SERVICES, INC.
DELCO APOTHECARY, INC.
GENEVA SUB, INC.
HORIZON MEDICAL EQUIPMENT AND SUPPLY, INC.

By:	/s/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Advanced Care Scripts, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

ADVANCED CARE SCRIPTS, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	President, Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Alacritas Biopharma, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

ALACRITAS BIOPHARMA, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, AMC-New York, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

AMC-NEW YORK, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	President, Director	May 10, 2010

/s/ PAT METCALFE Pat Metcalfe	Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, AMC-Tennessee, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

AMC-TENNESSEE, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys– in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JULIE FRAZIER Julie Frazier	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ JEFFREY M. STAMPS Jeffrey M. Stamps	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, APS Acquisition ,LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

APS ACQUISITION, LLC.

By:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Arlington Acquisition I, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

ARLINGTON ACQUISITION I, INC.

By:	/s/ REGIS T. ROBBINS
Regis T. Robbins
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ REGIS T. ROBBINS Regis T. Robbins	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ MIKE WOOD Mike Wood	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Bio-Pharm International, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

BIO-PHARM INTERNATIONAL, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JAMES M. PUSEY James M. Pusey	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of BPNY Acquisition Corp. and BPTX Acquisition Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

BPNY ACQUISITION CORP.
BPTX ACQUISITION CORP.

By:	/s/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Campo’s Medical Pharmacy, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

CAMPO’S MEDICAL PHARMACY, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer, Director	May 10, 2010

/s/ JOSEPH L. DUPUY Joseph L. Dupuy	President	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Capitol Home Infusion, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

CAPITOL HOME INFUSION, INC.

By:	/s/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of Care Pharmaceutical Services, LP and PRN Pharmaceutical Services, LP has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on the 10th day of May 2010.

CARE PHARMACEUTICAL SERVICES, LP
PRN PHARMACEUTICAL SERVICES, LP

By:	General Partner:

OMNICARE INDIANA PARTNERSHIP HOLDING COMPANY, LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JEFFREY M. STAMPS Jeffrey M. Stamps	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ CHERYL D. HODGES Cheryl D. Hodges	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CHP Acquisition Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

CHP ACQUISITION CORP.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer, Director	May 10, 2010

/s/ PAT DOWNING Pat Downing	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CIP Acquisition Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

CIP ACQUISITION CORP.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ HAL HENDERSON Hal Henderson	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ DAVE WEST Dave West	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Clinimetrics Research Associates, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

CLINIMETRICS RESEARCH ASSOCIATES, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer, Director	May 10, 2010

/s/ JAMES PUSEY James Pusey	President	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Compscript—Mobile, Inc certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

COMPSCRIPT—MOBILE, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer, Director	May 10, 2010

/s/ DAVE WEST Dave West	President	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CP Acquisition Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

CP ACQUISITION CORP.

By:	/s/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Euro Bio-Pharm Clinical Services, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

EURO BIO-PHARM CLINICAL SERVICES, INC.

By:	/s/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Evergreen Pharmaceutical of California, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

EVERGREEN PHARMACEUTICAL OF CALIFORNIA, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ MIKE WOOD Mike Wood	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, excelleRx, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

EXCELLERX, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ GARY W. KADLEC Gary W. Kadlec	President	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, HMIS, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

HMIS, INC.

By:	/s/ TRACY FINN
Tracy Finn President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ JEFFREY M. STAMPS Jeffrey M. Stamps	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Hytree Pharmacy, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

HYTREE PHARMACY, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer, Director	May 10, 2010

/s/ ROLF SCHRADER Rolf Schrader	President	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, In-House Pharmacies, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

IN-HOUSE PHARMACIES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ MIKE WOOD Mike Wood	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of Lobos Acquisition of Arizona, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

LOBOS ACQUISITION OF ARIZONA, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ JAMES CIALDINI James Cialdini	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, LPI Acquisition Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

LPI ACQUISITION CORP.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer, Director	May 10, 2010

/s/ A. SAMUEL ENLOE A. Samuel Enloe	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Managed Healthcare, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

MANAGED HEALTHCARE, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ SARA FREEMAN Sara Freeman	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Management & Network Services, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

MANAGEMENT & NETWORK SERVICES, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JAMES CIALDINI James Cialdini	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Medical Arts Health Care, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

MEDICAL ARTS HEALTH CARE, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ HAL J. HENDERSON Hal J. Henderson	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ DAVE WEST Dave West	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Medical Services Consortium, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

MEDICAL SERVICES CONSORTIUM, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer, Director	May 10, 2010

/s/ DAVE WEST Dave West	President	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Med World Acquisition Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

MED WORLD ACQUISITION CORP.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer, Director	May 10, 2010

/s/ MICHAEL ROSENBLUM Michael Rosenblum	President	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, MOSI Acquisition Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

MOSI ACQUISITION CORP.

By:	/s/ REGIS T. ROBBINS
Regis T. Robbins
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ REGIS T. ROBBINS Regis T. Robbins	President, Director	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ JEFFREY M. STAMPS Jeffrey M. Stamps	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of NCS Healthcare of Arizona, Inc., NCS Healthcare of Arkansas, Inc., NCS Healthcare of Connecticut, Inc., NCS Healthcare of Florida, Inc., NCS Healthcare of Indiana, Inc., NCS Healthcare of Massachusetts, Inc., NCS Healthcare of Michigan, Inc., NCS Healthcare of Minnesota, Inc., NCS Healthcare of Missouri, Inc., NCS Healthcare of Montana, Inc. and NCS Healthcare of New Hampshire, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NCS HEALTHCARE OF ARIZONA, INC.
NCS HEALTHCARE OF ARKANSAS, INC.
NCS HEALTHCARE OF CONNECTICUT, INC.
NCS HEALTHCARE OF FLORIDA, INC.
NCS HEALTHCARE OF INDIANA, INC.
NCS HEALTHCARE OF MASSACHUSETTS, INC.
NCS HEALTHCARE OF MICHIGAN, INC.
NCS HEALTHCARE OF MINNESOTA, INC.
NCS HEALTHCARE OF MISSOURI, INC.
NCS HEALTHCARE OF MONTANA, INC.
NCS HEALTHCARE OF NEW HAMPSHIRE, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JAMES CIALDINI James Cialdini	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of NCS Healthcare of Kentucky, Inc., and NCS Healthcare of Washington, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NCS HEALTHCARE OF KENTUCKY, INC.
NCS HEALTHCARE OF WASHINGTON, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JAMES CIALDINI James Cialdini	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of NCS Healthcare of Illinois, LLC, NCS Healthcare of Iowa, LLC., NCS Healthcare of Kansas, LLC., NCS Healthcare of Maryland, LLC., NCS Healthcare of Ohio, LLC., NCS Healthcare of Rhode Island, LLC. and NCS Healthcare of Wisconsin, LLC., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NCS HEALTHCARE OF ILLINOIS, LLC.
NCS HEALTHCARE OF IOWA, LLC.
NCS HEALTHCARE OF KANSAS, LLC.
NCS HEALTHCARE OF MARYLAND, LLC.
NCS HEALTHCARE OF OHIO, LLC.
NCS HEALTHCARE OF RHODE ISLAND, LLC.
NCS HEALTHCARE OF WISCONSIN, LLC.

By:	Sole Member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of NCS Healthcare of New Jersey, Inc., NCS Healthcare of New Mexico, Inc., NCS Healthcare of North Carolina, Inc., NCS Healthcare of Oklahoma, Inc., NCS Healthcare of Oregon, Inc., NCS Healthcare of Pennsylvania, Inc., NCS Healthcare of South Carolina, Inc., NCS Healthcare of Tennessee, Inc., NCS Healthcare of Texas, Inc., NCS Healthcare of Vermont, Inc., NCS Services, Inc. and NCS of Illinois, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NCS HEALTHCARE OF NEW JERSEY, INC.

NCS HEALTHCARE OF NEW MEXICO, INC.

NCS HEALTHCARE OF NORTH CAROLINA, INC.

NCS HEALTHCARE OF OKLAHOMA, INC.

NCS HEALTHCARE OF OREGON, INC.

NCS HEALTHCARE OF PENNSYLVANIA, INC.

NCS HEALTHCARE OF SOUTH CAROLINA, INC.

NCS HEALTHCARE OF TENNESSEE, INC.

NCS HEALTHCARE OF TEXAS, INC.

NCS HEALTHCARE OF VERMONT, INC.

NCS SERVICES, INC.

NCS OF ILLINOIS, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JAMES CIALDINI James Cialdini	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NCS Healthcare, LLC., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NCS HEALTHCARE, LLC.

By:	Sole Member:

OMNICARE HOLDING COMPANY

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer	May 10, 2010

/s/ JOEL F. GEMUNDER Joel F. Gemunder	President, Director	May 10, 2010

/s/ PATRICK E. KEEFE Patrick E. Keefe	Director	May 10, 2010

/s/ CHERYL D. HODGES Cheryl D. Hodges	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NCS Healthcare of Indiana LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NCS HEALTHCARE OF INDIANA, LLC

By:	General Partner:

NCS SERVICES, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JAMES CIALDINI James Cialdini	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of NeighborCare, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NEIGHBORCARE, INC.

By:	/s/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare-Medisco, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NEIGHBORCARE-MEDISCO, INC.

By:	/s/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare of Northern California, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NEIGHBORCARE OF NORTHERN CALIFORNIA, INC.

By:	/s/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare Holdings, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NEIGHBORCARE HOLDINGS, INC.

By:	/s/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare Pharmacy Services, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare Repackaging, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NEIGHBORCARE REPACKAGING, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ JAMES CIALDINI James Cialdini	President	May 10, 2010

/s/ TRACY FINN Tracy Finn	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare Services Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NEIGHBORCARE SERVICES CORPORATION

By:	/s/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, The Tidewater Healthcare Shared Service Group, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

THE TIDEWATER HEALTHCARE SHARED SERVICE GROUP, INC.

By:	/s/ THOMAS MARSH
Thomas Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS W. LUDEKE Thomas W. Ludeke	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of NeighborCare—Infusion Services, Inc., NeighborCare of California, Inc. and NeighborCare of Oklahoma, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NEIGHBORCARE–INFUSION SERVICES, INC. NEIGHBORCARE OF CALIFORNIA, INC. NEIGHBORCARE OF OKLAHOMA, INC.

By:	/s/ TRACY FINN
Tracy Finn President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NGC Acquisition Company LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NGC ACQUISITION COMPANY LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ RAPHAEL LIEBERMAN Raphael Liebermen	President	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ JEFFREY M. STAMPS Jeffrey M. Stamps	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of North Shore Pharmacy Services, LLC and OCR-RA Acquisition, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NORTH SHORE PHARMACY SERVICES, LLC OCR-RA ACQUISITION, LLC.

By:	Sole Member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Canadian Holdings, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE CANADIAN HOLDINGS, INC.

By:	/s/ TRACY FINN
Tracy Finn President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Clinical Research, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE CLINICAL RESEARCH, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JAMES M. PUSEY James M. Pusey	President & Chief Executive Officer	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare CR Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE CR INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JAMES M. PUSEY James M. Pusey	President and Chief Executive Officer	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Holding Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE HOLDING COMPANY

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer	May 10, 2010

/s/ JOEL F. GEMUNDER Joel F. Gemunder	President, Director	May 10, 2010

/s/ CHERYL D. HODGES Cheryl D. Hodges	Director	May 10, 2010

/s/ PATRICK E. KEEFE Patrick E. Keefe	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Management Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE MANAGEMENT COMPANY

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JOEL F. GEMUNDER Joel F. Gemunder	President, Director	May 10, 2010

/s/ JOHN L. WORKMAN John L. Workman	Director	May 10, 2010

/s/ CHERYL D. HODGES Cheryl D. Hodges	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pharmacies of Maine Holding Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE PHARMACIES OF MAINE HOLDING COMPANY

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer, Director	May 10, 2010

/s/ JEFFREY M. STAMPS Jeffrey M. Stamps	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pharmacies of Pennsylvania East, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE PHARMACIES OF PENNSYLVANIA EAST, LLC

By:	/s/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President, Manager	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pharmacies of the Great Plains Holding Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE PHARMACIES OF THE GREAT PLAINS HOLDING COMPANY

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ TONY SOLARO Tony Solaro	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pharmacy of Florida, LP certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE PHARMACY OF FLORIDA, LP

By:	General Partner

PHARMACY HOLDING #2, LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Date	Title

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	President, Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of Omnicare Pharmacy of Indiana, LLC, Omnicare Pharmacy of North Carolina, LLC, Omnicare Pharmacy of Pueblo, LLC, Pharmacy Holding #1, LLC and Pharmacy Holding #2, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE PHARMACY OF INDIANA, LLC OMNICARE PHARMACY OF NORTH CAROLINA, LLC OMNICARE PHARMACY OF PUEBLO, LLC PHARMACY HOLDING #1, LLC PHARMACY HOLDING #2, LLC

By:	Sole Member:

APS ACQUISITION LLC

By:	Sole Member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of Omnicare Pharmacy of Nebraska LLC and Omnicare Pharmacy of South Dakota LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE PHARMACY OF NEBRASKA LLC OMNICARE PHARMACY OF SOUTH DAKOTA LLC

By:	Sole Member:

OMNICARE PHARMACIES OF THE GREAT PLAINS HOLDING COMPANY

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ TONY SOLARO Tony Solaro	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of Omnicare Pharmacy of Texas 1, LP and Omnicare Pharmacy of Texas 2, LP certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE PHARMACY OF TEXAS 1, LP OMNICARE PHARMACY OF TEXAS 2, LP

By:	General Partner

PHARMACY HOLDING #2, LLC

By:	/s/ REGIS T. ROBBINS
Regis T. Robbins
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ REGIS T. ROBBINS Regis T. Robbins	President, Manager	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Purchasing Company LP certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE PURCHASING COMPANY LP

By:	General Partner

OMNICARE PURCHASING COMPANY GENERAL PARTNER, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Date	Title

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ PATRICK E. KEEFE Patrick E. Keefe	President, Director	May 10, 2010

/s/ CHERYL D. HODGES Cheryl D. Hodges	Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of Omnicare Purchasing Company General Partner, Inc. and Omnicare Purchasing Company Limited Partner, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE PURCHASING COMPANY GENERAL PARTNER, INC. OMNICARE PURCHASING COMPANY LIMITED PARTNER, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ PATRICK E. KEEFE Patrick E. Keefe	President, Director	May 10, 2010

/s/ CHERYL D. HODGES Cheryl D. Hodges	Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PBM-Plus, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

PBM-PLUS, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ KLAUS HIEBER Klaus Hieber	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PBM Plus Mail Service Pharmacy, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

PBM PLUS MAIL SERVICE PHARMACY, LLC

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer	May 10, 2010

/s/ KLAUS HIEBER Klaus Hieber	President	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

/s/ TRACY FINN Tracy Finn	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Pharmacon Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

PHARMACON CORP.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ RICHARD ZELKOWITZ Richard Zelkowitz	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ JEFFERY M. STAMPS Jeffrey M. Stamps	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Pharmacy Associates of Glens Falls, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

PHARMACY ASSOCIATES OF GLENS FALLS, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Pharmacy Consultants, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

PHARMACY CONSULTANTS, INC.

By:	/s/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ JEFFREY M. STAMPS Jeffrey M. Stamps	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Pharmasource Healthcare, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

PHARMASOURCE HEALTHCARE, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ JAMES CIALDINI James Cialdini	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Pharm-Corp of Maine LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

PHARM-CORP OF MAINE LLC

By:	Sole Member:

OMNICARE PHARMACIES OF MAINE HOLDING COMPANY

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer, Director	May 10, 2010

/s/ MONITA LAVOIE Monita Lavoie	President	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Pharmed Holdings, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

PHARMED HOLDINGS, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JOSEPH L. DUPUY Joseph L. Dupuy	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PP Acquisition Company, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

PP ACQUISITION COMPANY, LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ A. SAMUEL ENLOE A. Samuel Enloe	President, Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PPS Acquisition Company, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

PPS ACQUISITION COMPANY, LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ A. SAMUEL ENLOE A. Samuel Enloe	President, Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Professional Pharmacy Services, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

PROFESSIONAL PHARMACY SERVICES, INC.

By:	/s/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Rescot Systems Group, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

RESCOT SYSTEMS GROUP, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JAMES CIALDINI James Cialdini	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Royal Care of Michigan LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

ROYAL CARE OF MICHIGAN LLC

By:	/s/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President, Manager	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SHC Acquisition Co, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

SHC ACQUISITION CO, LLC

By:	Sole Member:

HMIS, INC.

By:	/s/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ JEFFREY M. STAMPS Jeffrey M. Stamps	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Shore Pharmaceutical Providers, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

SHORE PHARMACEUTICAL PROVIDERS, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	President, Director	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ JEFFREY M. STAMPS Jeffrey M. Stamps	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Southside Apothecary, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

SOUTHSIDE APOTHECARY, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JEFFREY M. STAMPS Jeffrey M. Stamps	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Specialized Home Infusion of Michigan LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

SPECIALIZED HOME INFUSION OF MICHIGAN LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ ROLF SCHRADER Rolf Shrader	President, Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Specialized Patient Care Services, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

SPECIALIZED PATIENT CARE SERVICES, INC.

By:	/s/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ JOSEPH L. DUPUY Joseph L. Dupuy	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Sterling Healthcare Services, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

STERLING HEALTHCARE SERVICES, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JOSEPH L. DUPUY Joseph L. Dupuy	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Superior Care Pharmacy, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

SUPERIOR CARE PHARMACY, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ MICHAEL WOOD Michael Wood	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Swish, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

SWISH, INC.

By:	/s/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, TCPI Acquisition Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

TCPI ACQUISITION CORP.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ ROLF SCHRADER Rolf Schrader	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, THG Acquisition Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

THG ACQUISITION CORP.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, The Hardardt Group, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

THE HARDARDT GROUP, INC.

By:	/s/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, The Medicine Centre, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

THE MEDICINE CENTRE, LLC

By:	Sole Member:

ASCO HEALTHCARE, LLC.

By:	Sole Member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Three Forks Apothecary, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

THREE FORKS APOTHECARY, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ MIKE ARNOLD Mike Arnold	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ JEFFREY M. STAMPS Jeffrey M. Stamps	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, UC Acquisition Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

UC ACQUISITION CORP.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JACKIE AKLER Jackie Akler	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ DAVE WEST Dave West	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Uni-Care Health Services of Maine, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

UNI-CARE HEALTH SERVICES OF MAINE, INC.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JAMES CIALDINI James Cialdini	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Value Pharmacy, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

VALUE PHARMACY, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JEFFREY M. STAMPS Jeffrey M. Stamps	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Vital Care Infusions, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

VITAL CARE INFUSIONS, INC.

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ STANLEY KAPLAN Stanley Kaplan	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ JEFFREY M. STAMPS Jeffrey M. Stamps	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Winslow’s Pharmacy certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

WINSLOW’S PHARMACY

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JEFFREY M. STAMPS Jeffrey M. Stamps	President, Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Williamson Drug Company Incorporated certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

WILLIAMSON DRUG COMPANY INCORPORATED

By:	/s/ TRACY FINN
Tracy Finn
President

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Accu-Med Services LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

ACCU-MED SERVICES LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Date	Title

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ THOMAS W. LUDEKE Thomas Ludeke	President/Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Accu-Med Services of Washington LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

ACCU-MED SERVICES OF WASHINGTON LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ THOMAS W. LUDEKE Thomas Ludeke	President/Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Bach’s Pharmacy Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

BACH’S PHARMACY SERVICES, LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ TRACY FINN Tracy Finn	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ JEFFREY M. STAMPS Jeffrey M. Stamps	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Compscript—Boca, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

COMPSCRIPT—BOCA, LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer, Manager	May 10, 2010

/s/ DAVE WEST Dave West	President	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

/s/ TRACY FINN Tracy Finn	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CompScript, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

COMPSCRIPT, LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas M. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CTLP Acquisition LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

CTLP ACQUISITION LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	President, Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ A. SAMUEL ENLOE A. Samuel Enloe	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, D & R Pharmaceutical Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

D & R PHARMACEUTICAL SERVICES, LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Dixon Pharmacy LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

DIXON PHARMACY LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ A. SAMUEL ENLOE A. Samuel Enloe	President, Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Enloe Drugs LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

ENLOE DRUGS LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ A. SAMUEL ENLOE A. Samuel Enloe	President, Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Evergreen Pharmaceutical, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

EVERGREEN PHARMACEUTICAL, LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pharmacy of Maine LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE PHARMACY OF MAINE LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JEFFREY M. STAMPS Jeffrey M. Stamps	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Property Management, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE PROPERTY MANAGEMENT, LLC

By:	Sole Member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Asco Healthcare of New England, Limited Partnership certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

ASCO HEALTHCARE OF NEW ENGLAND, LIMITED PARTNERSHIP

By:	Sole Member:

ASCO HEALTHCARE, LLC.

By:	Sole Member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Medical Services Group, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

MEDICAL SERVICES GROUP, LLC

By:	Sole Member:

ASCO HEALTHCARE, LLC.

By:	Sole Member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare—Orca, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NEIGHBORCARE—ORCA, LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of NeighborCare of Indiana, LLC., NeighborCare of Virginia, LLC and NeighborCare of Wisconsin, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NEIGHBORCARE OF INDIANA, LLC.
NEIGHBORCARE OF VIRGINIA, LLC.
NEIGHBORCARE OF WISCONSIN, LLC.

By:	Sole member:

OMNICARE OF NEW YORK, LLC.

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare Pharmacies, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NEIGHBORCARE PHARMACIES, LLC

By:	Sole Member:

ASCO HEALTHCARE, LLC.

By:	Sole Member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare of New York, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE OF NEW YORK, LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pharmacies of Pennsylvania West, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE PHARMACIES OF PENNSYLVANIA WEST, LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pharmacy And Supply Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE PHARMACY AND SUPPLY SERVICES, LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pharmacy of Colorado LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE PHARMACY OF COLORADO LLC

By:	Sole member:

LCPS ACQUISITION, LLC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Manager	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Manager	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Vice President, Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Secretary, Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pharmacy of The Midwest, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE PHARMACY OF THE MIDWEST, LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/S/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/S/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PMRP Acquisition Company, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

PMRP ACQUISITION COMPANY, LLC

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Manager	May 10, 2010

/S/ TRACY FINN Tracy Finn	President, Manager	May 10, 2010

/S/ BRADLEY S. ABBOTT Bradley S. Abbott	Vice President, Manager	May 10, 2010

/S/ REGIS T. ROBBINS Regis T. Robbins	Secretary, Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PSI Arkansas Acquisition, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

PSI ARKANSAS ACQUISITION, LLC

By:	Sole member:

CP ACQUISITION CORP.

By:	/S/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer, Director	May 10, 2010

/S/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/S/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Roeschen’s Healthcare, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

ROESCHEN’S HEALTHCARE, LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/S/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/S/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, RXC Acquisition Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

RXC ACQUISITION COMPANY

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/S/ REGIS T. ROBBINS Regis T. Robbins	President, Director	May 10, 2010

/S/ JAMES CIALDINI James Cialdini	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Specialized Pharmacy Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

SPECIALIZED PHARMACY SERVICES, LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ Thomas R. Marsh
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/S/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Suburban Medical Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

SUBURBAN MEDICAL SERVICES, LLC

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Manager	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Secretary, Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare of Ohio, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NEIGHBORCARE OF OHIO, LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Asco Healthcare, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

ASCO HEALTHCARE, LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Badger Acquisition LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

BADGER ACQUISITION LLC

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Manager	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Manager	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Vice President, Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Secretary, Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of Badger Acquisition of Brooksville LLC, Badger Acquisition of Kentucky LLC, Badger Acquisition of Minnesota LLC, Badger Acquisition of Orlando LLC, Badger Acquisition of Tampa LLC and Badger Acquisition Texas LLC, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

BADGER ACQUISITION OF BROOKSVILLE LLC
BADGER ACQUISITION OF KENTUCKY LLC
BADGER ACQUISITION OF MINNESOTA LLC
BADGER ACQUISITION OF ORLANDO LLC
BADGER ACQUISITION OF TAMPA LLC
BADGER ACQUISITION OF TEXAS LLC

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Manager	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Manager	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Vice President, Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Secretary, Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Badger Acquisition of Ohio LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

BADGER ACQUISITION OF OHIO LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer, Manager	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Manager	May 10, 2010

/s/ DOUGLAS ACKLEY Douglas Ackley	Vice President, Manager	May 10, 2010

/s/ GINA TIMMONS Gina Timmons	Vice President, Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Secretary, Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Best Care Hhc Acquisition Company LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

BEST CARE HHC ACQUISITION COMPANY LLC

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Manager	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Secretary, Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Best Care Ltc Acquisition Company LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

BEST CARE LTC ACQUISITION COMPANY LLC

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Manager	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Secretary, Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, LCPS Acquisition, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

LCPS ACQUISITION, LLC

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Manager	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Manager	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Vice President, Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Secretary, Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pharmacy of Tennessee LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE PHARMACY OF TENNESSEE LLC

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Manager	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Manager	May 10, 2010

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Vice President, Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Secretary, Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Ambler Acquisition Company LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

AMBLER ACQUISITION COMPANY LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ TRACY FINN Tracy Finn	President	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

/s/ JEFFREY M. STAMPS Jeffrey M. Stamps	Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Asco Healthcare of New England, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

ASCO HEALTHCARE OF NEW ENGLAND, LLC

By:	Managing Manager

ASCO HEALTHCARE, LCC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Care4 LP certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

CARE4 LP

By:	General Partner

INSTITUTIONAL HEALTH CARE SERVICES, LLC

By:	Sole member:

ASCO HEALTHCARE, LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CIC Services LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

CIC SERVICES LLC

By: Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Compass Health Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

COMPASS HEALTH SERVICES, LLC

By:	Sole member:

ASCO HEALTHCARE, LLC.

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CP Services LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

CP SERVICES LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, DP Services LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

DP SERVICES LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Encare of Massachusetts, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

ENCARE OF MASSACHUSETTS, LLC

By:	Sole member:

ASCO HEALTHCARE SERVICES, LLC.

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Highland Wholesale LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

HIGHLAND WHOLESALE LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JAMES CIALDINI James Cialdini	President, Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Home Care Pharmacy, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

HOME CARE PHARMACY, LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Home Pharmacy Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

HOME PHARMACY SERVICES, LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ MARK E. PRICE Mark E. Price	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

/s/ A. SAMUEL ENLOE A. Samuel Enloe	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Institutional Health Care Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

INSTITUTIONAL HEALTH CARE SERVICES, LLC

By:	Sole member:

ASCO HEALTHCARE SERVICES, LLC.

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Interlock Pharmacy Systems, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

INTERLOCK PHARMACY SYSTEMS, LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, JHC Acquisition LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

JHC ACQUISITION LLC

By:

/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ A. SAMUEL ENLOE A. Samuel Enloe	President, Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Langsam Health Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

LANGSAM HEALTH SERVICES, LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Lobos Acquisition, LLC. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

LOBOS ACQUISITION, LLC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Manager	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Lo-Med Prescription Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

LO-MED PRESCRIPTION SERVICES, LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, LPA Acquisition Company, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

LPA ACQUISITION COMPANY, LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Main Street Pharmacy, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

MAIN STREET PHARMACY, LLC

By:	Manager

PROFESSIONAL PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, MHHP Acquisition Company LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

MHHP ACQUISITION COMPANY LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ PATRICK F. DOWNING Patrick F. Downing	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

/s/ JEFFREY M. STAMPS Jeffrey M. Stamps	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, National Care For Seniors LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NATIONAL CARE FOR SENIORS LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JAMES CIALDINI James Cialdini	President, Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NCIA Acquisition Company, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NCIA ACQUISITION COMPANY, LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare Home Medical Equipment LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NEIGHBORCARE HOME MEDICAL EQUIPMENT LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, NeighborCare of Maryland, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NEIGHBORCARE OF MARYLAND, LLC

By:	/S/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas R. Marsh	Treasurer, Manager	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of Nihan & Martin LLC and NIV Acquisition LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

NIHAN & MARTIN LLC
NIV ACQUISITION LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer, Manager	May 10, 2010

/s/ A. SAMUEL ENLOE A. Samuel Enloe	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnibill Services LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNIBILL SERVICES LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer, Manager	May 10, 2010

/s/ JAMES CIALDINI James Cialdini	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Clinical Research, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE CLINICAL RESEARCH, LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JAMES M. PUSEY James M. Pusey	President, Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Distribution Center LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE DISTRIBUTION CENTER LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JAMES CIALDINI James Cialdini	President, Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Esc LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE ESC LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Extended Pharma Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE EXTENDED PHARMA SERVICES, LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Headquarters LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE HEADQUARTERS LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	President, Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Indiana Partnership Holding Company LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE INDIANA PARTNERSHIP HOLDING COMPANY LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ JEFFREY M. STAMPS Jeffrey M. Stamps	President, Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ CHERYL D. HODGES Cheryl D. Hodges	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare of Nevada LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE OF NEVADA LLC

By:

/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Pennsylvania Med Supply, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE PENNSYLVANIA MED SUPPLY, LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ WENDELL TURNEY Wendell Turney	President, Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Omnicare Respiratory Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

OMNICARE RESPIRATORY SERVICES, LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ WENDELL TURNEY Wendell Turney	President	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

/s/ TRACY FINN Tracy Finn	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PCI Acquisition, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

PCI ACQUISITION, LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ TRACY FINN Tracy Finn	President	May 10, 2010

/s/ JEFFREY M. STAMPS Jeffrey M. Stamps	Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Value Health Care Services, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

VALUE HEALTH CARE SERVICES, LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, VAPS Acquisition Company, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

VAPS ACQUISITION COMPANY, LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Weber Medical Systems LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

WEBER MEDICAL SYSTEMS LLC

By:	/s/ BRADLEY S. ABBOTT
Bradley S. Abbott
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY S. ABBOTT Bradley S. Abbott	Treasurer	May 10, 2010

/s/ A. SAMUEL ENLOE A. Samuel Enloe	President, Manager	May 10, 2010

/s/ THOMAS R. MARSH Thomas R. Marsh	Manager	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Manager	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Westhaven Services Co., LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

WESTHAVEN SERVICES CO., LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ZS Acquisition Company, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Covington, commonwealth of Kentucky, on the 10th day of May 2010.

ZS ACQUISITION COMPANY, LLC

By:	Sole member:

LO-MED PRESCRIPTION SERVICES, LLC

By:	Sole member:

NEIGHBORCARE PHARMACY SERVICES, INC.

By:	/s/ THOMAS R. MARSH
Thomas R. Marsh
Treasurer

We, the undersigned directors and officers, do hereby severally constitute and appoint Joel F. Gemunder, John L. Workman and Cheryl D. Hodges, and each of them severally, our true and lawful attorney– in-fact and agent, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3, including specifically, but without limitation, power and authority to sign for us or any of us, in our names in the capacities indicated below, any and all amendments (including pre- and post-effective amendments) hereto and any related registration statement and amendments thereto filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and we do each hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS R. MARSH Thomas M. Marsh	Treasurer, Director	May 10, 2010

/s/ TRACY FINN Tracy Finn	President, Director	May 10, 2010

/s/ REGIS T. ROBBINS Regis T. Robbins	Director	May 10, 2010

EXHIBIT INDEX

Exhibit No.	Description

1.1	Form of Underwriting Agreement.*

3.1	Restated Certificate of Incorporation of Omnicare, Inc. (as amended) (incorporated herein by reference from Exhibit 3.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2002).

3.2	Third Amended and Restated By-Laws of Omnicare, Inc. (incorporated herein by reference from Exhibit 3.1 to our Current Report on Form 8-K filed December 23, 2008).

4.1	Form of Senior Debt Securities Indenture (incorporated herein by reference from Exhibit 4.1 to Amendment No. 1 to our Registration Statement on Form S-3 filed February 19, 2003).

4.2	Subordinated Debt Securities Indenture, dated as of June 13, 2003 between Omnicare, Inc. and U.S. Bank National Association (as successor to SunTrust Bank), as trustee (incorporated herein by reference from Exhibit 4.2 to our Current Report on Form 8-K filed June 16, 2003).

4.3	Form of Senior Debt Securities (included in exhibit 4.1).

4.4	Form of Subordinated Debt Securities (included in exhibit 4.2).

4.5	Form of certificate of designation of preferred stock.*

4.6	Form of Warrant.*

5.1	Opinion of Dewey & LeBoeuf LLP.

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges for the five years ended December 31, 2009 (incorporated herein by reference from Exhibit 12 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed February 25, 2010).

23.1	Consent of Dewey & LeBoeuf LLP (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP).

24	Powers of Attorney (included on the signature page hereto).

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee under the Senior Debt Securities Indenture and the Subordinated Debt Securities Indenture.

*	To be filed, if necessary, with an amendment to the registration statement or as an exhibit to a document incorporated by reference herein.